Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 1, 2013
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,
THE GUARANTORS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent,
and,
THE OTHER LENDERS PARTY HERETO
________________

BANK OF AMERICA, N.A.,
BARCLAYS BANK PLC,
CREDIT SUISSE SECURITIES (USA) LLC,
MORGAN STANLEY SENIOR FUNDING, INC.,
UBS SECURITIES LLC,
and,
MACQUARIE CAPITAL (USA) INC.,
as Joint Lead Arrangers and Joint Bookrunners

This First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is dated as of October 1, 2013 and is entered into by and among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower’’), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”), each of the Tranche H Term Lenders (as defined below), and, for purposes of Sections IV and V hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that certain Second Amended and Restated Credit Agreement, dated as of April 29, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent, the Collateral Agent and the other Agents and parties named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Borrower has requested to establish a new tranche of term loans (the “Tranche H Term Loan Facility”) under the Credit Agreement pursuant to and subject to the conditions of Section 2.14 of the Credit Agreement and Section I of this Amendment, which Tranche H Term Loan Facility shall consist of term loans (the “Tranche H Term Loans”) in an aggregate principal amount equal to $525,000,000;
WHEREAS, the proceeds of the Tranche H Term Loans will be used by the Borrower or its Subsidiaries to consummate the acquisition of certain assets of Conopco, Inc. (the “Acquisition”) in accordance with the Purchase Agreement (as defined below); and
WHEREAS, the Borrower, Holdings, the Administrative Agent, and the Lenders and/or Additional Lenders providing the Tranche H Term Loans (the “Tranche H Term Lenders”) have agreed to amend certain provisions of the Credit Agreement as provided for herein, among other things, to effect the addition of a new tranche of Incremental Term Loans to the Credit Agreement pursuant to Section 2.14(a) thereof.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	INCREMENTAL TERM LOANS

1.1	Incremental Term Loan.
A.    The Borrower confirms and agrees that (i) it has requested the Tranche H Term Loans as a new tranche of term loans in a total aggregate principal amount of $525,000,000 from the Tranche H Term Lenders pursuant to and on the terms set forth herein and in Section 2.14 of the Credit Agreement, (ii) prior to the First Amendment Effective Date, the Borrower will deliver to the Administrative Agent a timely Committed Loan Notice with respect to the Borrowing of the

Tranche H Term Loans and (iii) on the First Amendment Effective Date, the Borrower will borrow (and hereby requests funding of) the full amount of Tranche H Term Loans from the Tranche H Term Lenders. Amounts paid or prepaid in respect of Tranche H Term Loans may not be reborrowed.
B.    On the First Amendment Effective Date, subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche H Term Lender severally agrees to make to the Borrower a single loan denominated in Dollars in an amount equal to such Tranche H Term Lender’s commitment as set forth opposite such Tranche H Term Lender’s name on Schedule I hereto after which such commitment shall terminate immediately and without further action on the First Amendment Effective Date.
C.    Notwithstanding anything in Section 7.10 of the Credit Agreement to the contrary, the Borrower shall not use the proceeds of the Tranche H Term Loans for any purpose other than to finance the purchase price of the Acquisition and to pay fees and expenses in connection therewith.
D.    The Tranche H Term Lenders agree that effective on and at all times after the First Amendment Effective Date, the Tranche H Term Lenders will be bound by all obligations of a Tranche H Term Lender under the Credit Agreement in respect of its Tranche H Term Loans. No Tranche H Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Lender.

SECTION II.	AMENDMENTS TO CREDIT AGREEMENT

2.1	Amendments to Section 1: Definitions.
A.    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2013, among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means the date of satisfaction of the conditions precedent referred to in Section III of the First Amendment.
“Tranche H Term Commitment” means, as to each Tranche H Term Lender, its obligation to make a Tranche H Term Loan to the Borrower pursuant to the First Amendment in the amount set forth on Schedule I to the First Amendment, or, as the case may be, in the Assignment and Assumption pursuant to which such Tranche H Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First Amendment Effective Date, the initial aggregate amount of the Tranche H Term Commitments shall be $525,000,000.
“Tranche H Term Lender” means, at any time, any Lender that has a Tranche H Term Commitment or a Tranche H Term Loan at such time.
“Tranche H Term Loan” means a Loan made pursuant to the First Amendment.

“Tranche H Term Loan Arrangers” means Bank of America, N.A., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Morgan Stanley Senior Funding, Inc., UBS Securities LLC and Macquarie Capital (USA) Inc.
B.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Agents” in its entirety to read as follows:
““Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Tranche H Term Loan Arrangers, and, if any, the Supplemental Administrative Agents.”
C.    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Applicable Rate” by replacing each reference therein to “Tranche G Term Loans” with “Tranche G Term Loans and Tranche H Term Loans”.
D.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Arrangers” in its entirety to read as follows:
““Arrangers” means, collectively, the Term Loan G Arrangers and the Tranche H Term Loan Arrangers.
E.    Section 1.01 of the Credit Agreement is hereby amended by amending clause (d) of the definition of “Base Rate” by replacing the reference therein to “Tranche G Term Loans” with “Tranche G Term Loans and Tranche H Term Loans, in each case,”.
F.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Class” in its entirety to read as follows:
G.    ““Class” (a) when used with respect to Lenders, refers to whether such Lenders are Restatement Revolving Credit Lenders, Tranche G Term Lenders, Tranche H Term Lenders or any Post-Restatement Date Extending Revolving Credit Lenders or Post-Restatement Date Extending Term Lenders in respect of the same Extension Series or Additional Refinancing Lenders in respect of a Refinancing Amendment, (b) when used with respect to Commitments, refers to whether such Commitments are Restatement Revolving Credit Commitments, Tranche G Term Commitments, Tranche H Term Commitments or Post-Restatement Date Extended Revolving Credit Commitments of the same Post-Restatement Date Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Restatement Revolving Credit Loans, Tranche G Term Loans, Tranche H Term Loans or Loans of the same Extension Series or Other Term Loans, or Other Revolving Credit Loans in respect of a Refinancing Amendment.”
H.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Eurocurrency Rate” as follows:
“Notwithstanding the foregoing, the Eurocurrency Rate for Tranche G Term Loans and Tranche H Term Loans, in each case, that are Eurocurrency Rate Loans shall at no time be less than 0.75% per annum.”

I.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Facility” in its entirety to read as follows:
““Facility” means the Tranche G Term Loans, the Tranche H Term Loans and/or the Restatement Revolving Credit Facility, as the context may require.”
J.    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Maturity Date” by replacing the reference therein to “Tranche G Term Loans” with “Tranche G Term Loans and Tranche H Term Loans”.
K.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Commitment” in its entirety to read as follows:
““Term Commitment” means, as to any Term Lender, its Tranche G Term Commitment and/or Tranche H Term Commitment, as applicable.”
L.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Lender” in its entirety to read as follows:
““Term Lender” means any Tranche G Term Lender and any Tranche H Term Lender.”
M.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan” in its entirety to read as follows:
““Term Loans” means, collectively, Tranche G Term Loans and Tranche H Term Loans.”

2.2	Amendment to Section 2.05(a). Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the parenthetical directly before the proviso to read in its entirety as follows:
“(except to the extent provided in Section 2.05(d) and Section 2.05(e))”.

2.3	Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended by inserting the following new clause (e) immediately after clause (d) thereof:
“(e)    Any (i) amendment, amendment and restatement or other modification of this Agreement consummated prior to the one year anniversary of the Refinancing Effective Date or (ii) voluntary prepayment of the Tranche H Term Loans consummated prior to the one year anniversary of the Refinancing Effective Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Tranche H Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (i) or clause (ii), is to decrease the Applicable Rate (or otherwise decrease the interest rate) with respect to any of the Tranche H Term Loans (including by virtue of any such replacement, conversion or re-evidencing), shall be accompanied by a fee payable to the Tranche H Term Lenders (which shall include any Tranche H Term Lender that is repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Tranche H Term Loans.”

2.4	Amendment to Section 2.07. Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche G Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2013, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche G Term Loans outstanding on the Refinancing Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche G Term Loans, the aggregate principal amount of all Tranche G Term Loans outstanding on such date. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche H Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2013, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche H Term Loans outstanding on the First Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche H Term Loans, the aggregate principal amount of all Tranche H Term Loans outstanding on such date.”

SECTION III.	CONDITIONS TO EFFECTIVENESS
The funding of and the effectiveness of the Tranche H Term Loans as set forth in Section I above is subject to the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
A. Execution. The Administrative Agent shall have (i) executed this Amendment and (ii) received a counterpart signature page of this Amendment duly executed by (a) each of the Loan Parties and (b) each Tranche H Term Lender.
B. Acquisition. The Acquisition shall have been consummated, or shall be consummated substantially simultaneously with the initial borrowing of the Tranche H Term Loan, in accordance with the terms of the Asset Purchase Agreement, dated as August 11, 2013 (together with the schedules and exhibits thereto and as may be amended, modified, supplemented or waived from time to time in accordance with this paragraph III.B, the “Purchase Agreement”), between Conopco, Inc. (the “Seller”) and Pinnacle Foods Inc. The Purchase Agreement shall not have been amended, waived or otherwise modified in any material respect by the Borrower, nor shall the Borrower have given a material consent thereunder, in any case in a manner materially adverse to the Tranche H Term Lenders (in their capacity as such) without the consent of the Tranche H Term Loan Arrangers, such consent not to be unreasonably withheld, conditioned or delayed; provided that (a) any reduction in the purchase price for the Acquisition shall not be deemed to be materially adverse to the Lenders to the extent that 100% of any such reduction shall be applied to reduce the amount of commitments in respect of the Tranche H Term Loan and (b) any increase in purchase price for the Acquisition shall not be deemed to be materially adverse to Lenders.
C. Material Adverse Change. Since March 31, 2013, there has not been a Business Material Adverse Effect or any Effect that is reasonably likely to result in a Business Material Adverse Effect (each as defined in the Purchase Agreement (without giving effect to any amendment thereof or any consent or waiver thereunder)).
D. Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Tranche H Term Loans executed by the Borrower.
E. Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Simpson, Thacher & Bartlett LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders party to the Credit Agreement (immediately after the First Amendment Effective Date), dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
F. No Default or Event of Default. No Default shall exist, or would result from the proposed extension of the Tranche H Term Loans, or from the application of the proceeds therefrom.
G. Representations and Warranties. Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects (both before and after giving effect to the proposed extension of the Tranche H Term Loans or from the application of the proceeds therefrom); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
H. Specified Purchase Agreement Representations. Each of the Specified Purchase Agreement Representations is accurate in all material respects on the First Amendment Effective Date. As used herein, “Specified Purchase Agreement Representations” means those representations made by the Seller in the Purchase Agreement as are material to the interests of the Lenders, but only to the extent that Pinnacle Foods Inc. has the right to terminate its obligations under the Purchase Agreement, or to decline to consummate the Acquisition, as a result of a breach of such representations in the Purchase Agreement.
I. Patriot Act.    The Administrative Agent shall have received at least three Business Days prior to the First Amendment Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Administrative Agent at least 10 Business Days in advance of the First Amendment Effective Date.
J. Fees and Expenses. The Administrative Agent and the Tranche H Term Loan Arrangers shall have received all fees and other amounts due and payable on or prior to the First Amendment

Effective Date (including any upfront fee on the Tranche H Term Loan Facility, which may take the form of original issue discount), including, to the extent invoiced at least three Business Days prior to the First Amendment Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and the Tranche H Term Loan Arrangers, incurred in connection with this Amendment).
K. Other Documents.  The Administrative Agent and the Lenders shall have received customary corporate documents (including resolutions and good standing certificates) and certificates (including officer’s and secretary’s certificates, a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of the Borrower and its subsidiaries and a certificate from the chief financial officer of the Borrower with respect to the satisfaction of the Senior Secured Incurrence Test (on a Pro Forma Basis) after giving effect to the Acquisition and the Borrowing of the Tranche H Term Loans), each in form and substance reasonably satisfactory to the Administrative Agent.

SECTION IV.	REPRESENTATIONS AND WARRANTIES
In order to induce the Tranche H Term Lenders to extend credit to the Borrower in the form of Tranche H Term Loans and to induce the Administrative Agent, each Loan Party which is a party hereto represents and warrants to each of the parties hereto that the following statements are true and correct in all material respects:
A. Corporate Power and Authority. Each Loan Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and under the Credit Agreement and the other Loan Documents to which it is a party.
B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of each Loan Party party hereto.
C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party party hereto of this Amendment and the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted under Section 7.01 of the Credit Agreement), or require any payment (other than the payments required by Sections 3.1(J)) to be made under (a) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (b) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of

Liens) referred to in clause (ii)(a), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
D. Governmental Consents. No material action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by, or enforcement against, each Loan Party party hereto of this Amendment and the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E. Binding Obligation. This Amendment has been duly executed and delivered by each of the Loan Parties party thereto and each of this Amendment and the Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.
F. Incorporation of Representations and Warranties from the Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
G. Patriot Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION V.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment, including any new Commitments by any additional Lenders, and acknowledges and agrees that the Lenders (including both existing Lenders and additional Lenders) are “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. The Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).
The Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in this Amendment, the Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C.    Integration, Applicable Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment is a Loan Document as defined in the Credit Agreement.

D.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.
E.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
F. Post-Effective Requirements.
Within 60 days after the First Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:
(i) Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.
(ii) In connection with any Mortgage Amendment delivered pursuant to clause (i) above, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, each in form and substance reasonably satisfactory to Administrative Agent.
(iii) Legal opinions relating to the amendments to the Mortgages described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
(iv) Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (F), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

GUARANTORS :	PINNACLE FOODS INC.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PEAK FINANCE HOLDINGS LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS FINANCE CORP.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS GROUP LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

BIRDS EYE FOODS, INC.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

AVIAN HOLDINGS LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

BIRDS EYE FOODS LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

SEASONAL EMPLOYERS, INC.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

BEMSA HOLDING, INC.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

GLK HOLDINGS, INC.

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

GLK, LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

ROCHESTER HOLDCO LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC

By:     /s/ Craig D. Steeneck
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent

By: /s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Tranche H Term Lender

By: /s/ Elaine Kao
Name: Elaine Kao
Title: Director

First Amendment to Amended and Restated Credit Agreement

Exhibit A
Exhibit J to Credit Agreement
FORM OF
LENDER ADDENDUM
LENDER ADDENDUM, dated as of [_________] (this “Lender Addendum”), to the Amended and Restated Credit Agreement, dated as of April 17, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Pinnacle Foods Finance LLC (the “Borrower”), Peak Finance Holdings LLC (“Holdings”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.23 of the Credit Agreement, the undersigned hereby becomes a party to the Credit Agreement with all the rights and obligations of a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
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IN WITNESS WHEREOF, the undersigned has caused this Lender Addendum to be executed and delivered by a duly authorized officer on the date first above written.
[LENDER]
By:
Name:
Title:

Accepted this ___ day of
_____________

PINNACLE FOODS FINANCE LLC,
as Borrower

By:     ____________________________________
    Title:

BARCLAYS BANK PLC,
as Administrative Agent

By:     ____________________________________
    Title:

Schedule 1
COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender:	_____________________________
	Notice Address:	_____________________________ _____________________________ _____________________________
	Attention:	_____________________________
	Telephone:	_____________________________
	Facsimile:	_____________________________
5.	Tranche H Term Commitment: (1)

(1) Lender to insert amount that has been allocated by the Tranche H Term Loan Arrangers